Virtus Capital Growth Fund,

a series of Virtus Equity Trust

Supplement dated February 9, 2010 to the

Prospectus and to the Statement of Additional Information for the Virtus Equity Trust

dated June 22, 2009, as supplemented

IMPORTANT NOTICE TO INVESTORS

Effective January 29, 2010, the Virtus Capital Growth Fund, formerly a series of Virtus Equity Trust, was merged with and into the Virtus Strategic Growth Fund, a separate series of Virtus Equity Trust. The Virtus Capital Growth Fund has ceased to exist and is no longer available for sale.

Investors should retain this supplement with the Prospectus

and Statement of Additional Information for future reference.

VET 8017/CGF Merged (2/10)